UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 31, 2016

GTT Communications, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Tysons One Place

Suite 1450

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

At our 2016 Annual Meeting of Stockholders held on May 31, 2016, our stockholders voted on four proposals: (1) election of eight nominees set forth in the 2016 Proxy Statement to the Board of Directors, (2) approval of a non-binding advisory resolution approving the compensation of our named executive officers, (3) to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2016 and (4) approval of our 2016 Employee Stock Purchase Plan.  At the close of business on April 15, 2016, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 37,154,181 shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting.  The holders of 32,357,868 shares of our common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

1.              Election of Directors.  At the Annual Meeting, each of the persons identified below was re-elected as a director, with the final voting results as specified below.

Nominee for Director	Votes For	Votes Withheld	Broker-Non Votes
Richard D. Calder, Jr.	27,312,879	12,772	5,032,217
H. Brian Thompson	26,950,372	375,279	5,032,217
S. Joseph Bruno	27,313,929	11,722	5,032,217
Rhodric C. Hackman	27,199,865	125,786	5,032,217
Howard E. Janzen	27,064,329	261,322	5,032,217
Nick Adamo	27,313,929	11,722	5,032,217
Theodore B. Smith, III	27,313,929	11,722	5,032,217
Elizabeth Satin	27,314,329	11,322	5,032,217

2.              Advisory vote on executive compensation.  The stockholders approved on a non-binding advisory basis the compensation of our named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
27,128,895	109,059	87,697	5,032,217

3.              Ratification of independent registered public accounting firm.  The stockholders voted to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2016 by the vote set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
32,346,825	10,243	800	0

4.              Approval of the 2016 Employee Stock Purchase Plan.  The stockholders voted to approve the 2016 Employee Stock Purchase Plan by the vote set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
27,197,459	120,837	7,355	5,032,317

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTT COMMUNICATIONS, INC.

Dated: June 2, 2016	By:	/s/ Chris McKee
Chris McKee
General Counsel and Secretary